Exhibit 21.1

CARRAMERICA REALTY CORPORATION

LIST OF SUBSIDIARIES

(as of December 31, 2005)

	SUBSIDIARY	JURISDICTION OF ORGANIZATION
1.	10 UNIVERSAL CITY PLAZA MANAGER, INC.	DELAWARE
2.	10 UNIVERSAL CITY PLAZA, LLC	DELAWARE
3.	1201 F STREET, L.L.C.	DELAWARE
4.	1717 PENN HOLDING, LLC	DELAWARE
5.	1717 PENNSYLVANIA AVENUE, L.L.C.	DELAWARE
6.	1747 PENNSYLVANIA AVENUE ASSOCIATES, L.P.	DELAWARE
7.	1888 CENTURY PARK, LLC	DELAWARE
8.	1888 CP PROPERTY MANAGER, LLC	DELAWARE
9.	1888 CP PROPERTY, LLC	DELAWARE
10.	1919 PENNSYLVANIA ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
11.	2025 M STREET ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
12.	405 MASTER TENANT LIMITED PARTNERSHIP	DISTRICT OF COLUMBIA
13.	575 7TH STREET, LLC	DELAWARE
14.	675 E STREET, L.L.C.	DELAWARE
15.	6836 DEMOCRACY BOULEVARD, LP	DELAWARE
16.	AGILQUEST CORPORATION	VIRGINIA
17.	BOND BUILDING LIMITED PARTNERSHIP	DISTRICT OF COLUMBIA
18.	BOND TEXAS LIMITED PARTNERSHIP	TEXAS
19.	CAPITOL 50 ASSOCIATES	DISTRICT OF COLUMBIA
20.	CARC PROPERTIES, LLC	DELAWARE
21.	CARLP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
22.	CARLP PT, LLC	DELAWARE
23.	CARR CANAL CENTER, L.L.C.	DELAWARE
24.	CARR DEVELOPMENT & CONSTRUCTION, L.P.	DELAWARE
25.	CARR OFFICE PARK, LLC	DELAWARE
26.	CARR PARKWAY NORTH I, LLC	DELAWARE
27.	CARR PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
28.	CARR PT, LLC	DELAWARE
29.	CARR REAL ESTATE SERVICES OF COLORADO, INC.	DELAWARE
30.	CARR REAL ESTATE SERVICES PARTNERSHIP	DELAWARE
31.	CARR REAL ESTATE SERVICES, INC.	DELAWARE
32.	CARR REAL ESTATE SERVICES, L.L.C.	DELAWARE
33.	CARR REALTY GP, LLC	DELAWARE
34.	CARR REALTY HOLDINGS, L.P.	DELAWARE
35.	CARR REALTY, L.P.	DELAWARE
36.	CARR REDMOND HOLDING, LLC	DELAWARE
37.	CARR REDMOND, LLC	DELAWARE
38.	CARR TEXAS OP GP, LLC	DELAWARE
39.	CARR TEXAS OP, L.P.	DELAWARE
40.	CARR TRANSPOTOMAC V LLC	DELAWARE
41.	CARRAMERICA 1888 CENTURY PARK, LLC	DELAWARE
42.	CARRAMERICA ASSOCIATES, INC.	DELAWARE
43.	CARRAMERICA CANYON POINTE, LLC	DELAWARE
44.	CARRAMERICA CHANCELLOR PARK, LLC	DELAWARE
45.	CARRAMERICA CNBB HOLDING, LLC	DELAWARE
46.	CARRAMERICA CNBB, LLC	DELAWARE
47.	CARRAMERICA COLONNADE HOLDING, LLC	DELAWARE

48.	CARRAMERICA COMMONWEALTH TOWER, LLC	DELAWARE
49.	CARRAMERICA DEVELOPMENT, INC.	DELAWARE
50.	CARRAMERICA DEXTER AVENUE, LLC	DELAWARE
51.	CARRAMERICA FAIRCHILD, LLC	DELAWARE
52.	CARRAMERICA GSA, LLC	DELAWARE
53.	CARRAMERICA HOLGER WAY, LLC	DELAWARE
54.	CARRAMERICA ILLINOIS HOLDING, LLC	DELAWARE
55.	CARRAMERICA NORTH CREEK, LLC	DELAWARE
56.	CARRAMERICA OP, LLC	DELAWARE
57.	CARRAMERICA PARK PLACE, LLC	DELAWARE
58.	CARRAMERICA PLEASANTON, LLC	DELAWARE
59.	CARRAMERICA REAL ESTATE SERVICES, LLC	DELAWARE
60.	CARRAMERICA REALTY CORPORATION	MARYLAND
61.	CARRAMERICA REALTY GP HOLDINGS, LLC	DELAWARE
62.	CARRAMERICA REALTY LP HOLDINGS, LLC	DELAWARE
63.	CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.	DELAWARE
64.	CARRAMERICA REALTY SERVICES, LLC	DELAWARE
65.	CARRAMERICA REALTY, L.P.	DELAWARE
66.	CARRAMERICA SUNRISE, LP	DELAWARE
67.	CARRAMERICA TECHMART, L.L.C.	DELAWARE
68.	CARRAMERICA TEXAS HOLDING, LLC	DELAWARE
69.	CARRAMERICA TRS HOLDINGS, INC.	DELAWARE
70.	CARRAMERICA U.S. WEST, L.L.C.	DELAWARE
71.	CARRAMERICA UNIVERSAL, LLC	DELAWARE
72.	CARRAMERICA URBAN DEVELOPMENT, LLC	DELAWARE
73.	CARRAMERICA WEST WILLOWS, LLC	DELAWARE
74.	CC-JM II ASSOCIATES	VIRGINIA
75.	CDC TEXAS HOLDINGS, LLC	DELAWARE
76.	CDC TEXAS LP HOLDINGS, LLC	DELAWARE
77.	COLONNADE GP LLC	DELAWARE
78.	COLONNADE REALTY HOLDINGS JV, LLC	DELAWARE
79.	COLONNADE REALTY HOLDINGS LIMITED PARTNERSHIP	DELAWARE
80.	COP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
81.	COP PT, LLC	DELAWARE
82.	CRLP PT LLC PROTECTIVE TRUST	DISTRICT OF COLUMBIA
83.	CRLP PT, LLC	DELAWARE
84.	CUSTER COURT FORMATION, LLC	DELAWARE
85.	CUSTER COURT, L.P.	DELAWARE
86.	CUSTER COURT, LLC	DELAWARE
87.	DALLAS DEMOCRACY GP LLC	DELAWARE
88.	DALLAS DEMOCRACY JV LLC	DELAWARE
89.	DALLAS DEMOCRACY VENTURE II LLC	DELAWARE
90.	JESSAMINE INSURANCE, LLC	SOUTH CAROLINA
91.	NORTH DALLAS TOWN CENTER LP	DELAWARE
92.	PALOMAR OAKS, L.L.C.	DELAWARE
93.	PARKWAY NORTH OWNER’S ASSOCIATION	ILLINOIS
94.	PHASE I 1919 ASSOCIATES, L.L.C.	DISTRICT OF COLUMBIA
95.	PLEASANT PARTNERS TRS SERVICES, LLC	DELAWARE
96.	PLEASANT PARTNERS, LLC	DELAWARE
97.	PLEASANT PROPERTY, LLC	DELAWARE
98.	SQUARE 24 ASSOCIATES	DISTRICT OF COLUMBIA
99.	SQUARE 50 ASSOCIATES	DISTRICT OF COLUMBIA
100.	TENNYSON DEVELOPMENT, LP	DELAWARE
101.	TENUCP PROPERTY, LLC	DELAWARE
102.	TRANSPOTOMAC CANAL CENTER OWNERS ASSOCIATION, INC.	VIRGINIA

103.	UCP MEZZANINE THREE, LLC	DELAWARE
104.	UCP MEZZANINE TWO, LLC	DELAWARE
105.	UCP MEZZANINE, LLC	DELAWARE
106.	UCPTEN PROPERTY MANAGER, LLC	DELAWARE
107.	WCM/CARR 135-302, LLC	WASHINGTON

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